UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2013

DARLING INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

For purposes of this Current Report on Form 8-K, unless the context otherwise indicates or as otherwise indicated:

•	references to “Acquisitions” refer to the Rothsay Acquisition and the VION Acquisition;

•	references to “Common Stock Offering” refer to Darling’s public offering of 40,000,000 of its shares of common stock, par value $0.01 per share, plus up to an additional 6,000,000 shares of its common stock that the underwriters of that offering have the option to purchase from Darling, which offering was commenced on December 9, 2013, and is being made solely through a preliminary prospectus supplement filed by Darling with the SEC on that date and a prospectus being part of a Registration Statement on Form S-3 (File No. 333-192004) filed by Darling with the SEC on October 31, 2013. On December 12, 2013, Darling priced the Common Stock Offering at a price of $19.00 per share. The underwriters of the Common Stock Offering have not yet exercised their option to acquire up to an additional 6,000,000 shares of Darling’s common stock;

•	references to the “Company” or “Darling” refer to Darling International Inc.;

•	references to “Debt Offering” refer to the $500 million senior notes previously announced, and currently expected, to be offered by a wholly-owned subsidiary of Darling inside the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act;

•	references to “Dutch GAAP” refer to generally accepted accounting principles in the Netherlands;

•	references to the “Existing Senior Secured Facilities” refer to the senior secured credit facilities provided for under the Amended and Restated Credit Agreement, dated September 27, 2013, that Darling entered into with the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents from time to time party thereto;

•	references to “Financing Transactions” refer to (i) the financing under the Existing Senior Secured Facilities that was used for the Rothsay Acquisition, together with (ii) the Debt Offering, the Common Stock Offering and the contemplated borrowings of an estimated aggregate of $1,245.0 million under the revolving credit facility and the term loan B facility of the Senior Secured Facilities and the intended use of the proceeds of the Debt Offering, the Common Stock Offering and those borrowings to pay the consideration for the VION Acquisition, to redeem Darling’s 8.5% Senior Notes due 2018 and to pay related fees and expenses;

•	references to “MFI” refer to Maple Leaf Foods Inc., a Canadian corporation, the previous owner of Rothsay;

•	references to “Rothsay” or “Rothsay’s business” refer to the rendering business previously operated by MFI under the “Rothsay Rendering” name, which business was acquired by Darling from MFI effective October 28, 2013, and involves the purchasing, collection, processing and recycling of animal by-products and organic waste into finished products such as fats, protein meals and biodiesel, and the sale of such finished products, but does not include the in-line rendering operation at MFI’s facility located in Lethbridge, Alberta, which Darling did not purchase from MFI;

•	references to “Rothsay Acquisition” refer to the Company’s acquisition of Rothsay from MFI that was completed on October 28, 2013;

•	references to “Rothsay Acquisition Agreement” refer to the Acquisition Agreement dated August 23, 2013, between MFI and Darling with respect to the Rothsay Acquisition, included as an exhibit to Darling’s Current Report on Form 8-K filed with the SEC on August 26, 2013;

•	references to “SEC” refer to the Securities and Exchange Commission;

•	references to “Senior Secured Facilities” refer to Darling’s (i) existing $350 million term loan A facility, (ii) existing $1.0 billion revolving credit facility and (iii) contemplated new term loan B facility in the amount of at least $1.2 billion;

•	references to “Transactions” refer to the Acquisitions and the Financing Transactions;

•	references to “U.S. GAAP” refer to U.S. generally accepted accounting principles;

•	references to “VION” refer to VION Holding N.V., a limited liability company incorporated in the Netherlands;

•	references to “VION Acquisition” refer to Darling’s pending acquisition of VION Ingredients from VION under the terms of the VION SPA;

•	references to “VION Ingredients” or “VION Ingredients’ business” refer to the VION Ingredients division of VION, and its business of developing, producing, marketing and selling products of animal origin for applications in, among others, pharmaceuticals, food, feed, pet food, fertilizer and bioenergy, which business VION has agreed to sell and Darling has agreed to buy, subject to the terms of the VION SPA; and

•	references to “VION SPA” refer to the Sale and Purchase Agreement dated October 5, 2013, between VION and Darling with respect to the VION Acquisition, as such agreement may be amended and supplemented, included as an exhibit to Darling’s Current Report on Form 8-K filed with the SEC on October 10, 2013.

On December 9, 2013, Darling issued press releases announcing its Common Stock Offering and its contemplated Debt Offering. The Company has prepared selected unaudited pro forma condensed combined financial information, furnished herewith as Exhibit 99.1, about the Company’s financial condition and results of operations after giving effect to the Transactions.

Darling’s unaudited pro forma condensed combined balance sheet as of September 28, 2013 is based on the historical unaudited condensed combined balance sheet of Darling as of September 28, 2013, combined with the unaudited statement of assets acquired and liabilities assumed of Rothsay as of September 28, 2013, and the unaudited consolidated and combined balance sheet of VION Ingredients as of September 30, 2013, after giving effect to the Transactions as if each such transaction had occurred on September 28, 2013, and includes the assumptions and adjustments as described in the accompanying notes thereto.

Darling’s unaudited pro forma condensed combined income statement for the year ended December 29, 2012 is based on the historical audited condensed consolidated income statement of Darling for the year ended December 29, 2012, combined with the audited statement of net revenues and direct costs and operating expenses of Rothsay for the year ended December 29, 2012, and the audited consolidated and combined profit and loss account of VION Ingredients for the year ended December 31, 2012, after giving effect to the Transactions of as if each such transaction had occurred on January 1, 2012, and includes the assumptions and adjustments as described in the accompanying notes thereto.

Darling’s unaudited pro forma condensed combined income statement for the nine months ended September 28, 2013 is based on the unaudited condensed consolidated income statement of Darling for the nine months ended September 28, 2013, combined with the unaudited statement of net revenues and direct costs and operating expenses of Rothsay for the nine months ended September 28, 2013, and the unaudited consolidated and combined profit and loss account of VION Ingredients for the nine months ended September 30, 2013, after giving effect to the Transactions as if each such transaction had occurred on January 1, 2012, and includes the assumptions and adjustments as described in the accompanying notes thereto.

Darling’s unaudited pro forma condensed combined income statement for the nine months ended September 29, 2012 is based on the unaudited condensed consolidated income statement of Darling for the nine months ended September 29, 2012, combined with the unaudited statement of net revenues and direct costs and operating expenses of Rothsay for the nine months ended September 29, 2012, and the unaudited consolidated and combined profit and loss account of VION Ingredients for the nine months ended September 30, 2012, after giving effect to the Transactions as if each such transaction had occurred on January 1, 2012, and includes the assumptions and adjustments as described in the accompanying notes thereto.

Darling’s unaudited pro forma condensed combined income statement for the twelve months ended September 28, 2013 has been derived by taking: (i) Darling’s unaudited pro forma condensed combined income statement for the year ended December 29, 2012, adding (ii) Darling’s unaudited pro forma condensed combined income statement for the nine months ended September 28, 2013, and then subtracting (iii) Darling’s unaudited pro forma condensed combined income statement for the nine months ended September 29, 2012.

The consolidated and combined financial statements of VION Ingredients referred to above, from which the unaudited pro forma condensed combined financial information with respect to VION Ingredients has been derived, are presented in euros and have been prepared in accordance with Dutch GAAP, the principles of which vary in certain significant respects from U.S. GAAP. The following unaudited pro forma condensed combined financial information is presented and has been prepared in accordance with U.S. GAAP (as reconciled from Dutch GAAP with respect to the historical financial information of VION Ingredients). See note 25 to the consolidated and combined financial statements of VION Ingredients as of December 31, 2012 and note 15 of the unaudited consolidated and combined financial statements as of September 30, 2013, included as Exhibits 99.1 and 99.2 to Darling’s Current Report on Form 8-K filed on December 3, 2013 for a description of the significant differences between Dutch GAAP and U.S. GAAP that are applicable to VION Ingredients. The reconciliation from Dutch GAAP to U.S. GAAP for the unaudited consolidated and combined balance sheet of VION Ingredients as of September 30, 2013, the audited consolidated and combined profit and loss account of VION Ingredients for the year ended December 31, 2012 and the unaudited consolidated and combined profit and loss account of VION Ingredients for the nine months ended September 30, 2013 is described in Note 7 to the unaudited pro forma condensed consolidated financial information included as Exhibit 99.1 to Darling’s Current Report on Form 8K/A filed with the SEC on December 9, 2013.

The unaudited pro forma condensed combined balance sheet is presented as if the Transactions had occurred on September 28, 2013. The unaudited pro forma condensed combined income statement for the year ended December 29, 2012 and the nine months ended September 28, 2013 assume the Transactions were completed on January 1, 2012.

The unaudited pro forma condensed combined financial information furnished herewith is presented for illustrative purposes only, contains a variety of adjustments, assumptions and preliminary estimates, is subject to numerous other uncertainties and does not reflect what the combined entity’s financial position or results of operations would have been had the Transactions been completed as of the dates assumed for purposes of that pro forma financial information, nor does it reflect the financial position or results of operations of the combined company following the Transactions. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this Current Report on Form 8-K. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the consolidated company as of the end of Fiscal 2013, or for any other future period.

The unaudited pro forma condensed combined balance sheet has been prepared using the acquisition method of accounting. The pro forma information presented includes our initial estimate of the fair values of the acquired assets and liabilities of Rothsay and VION Ingredients. In connection with the Rothsay Acquisition, the estimated fair values of the acquired assets and assumed liabilities are based on the assumption the acquisition was completed as of September 28, 2013. The total purchase price of approximately $625.4 million (based on an exchange rate of CAD1.00:$0.9696) to acquire the Rothsay business has been allocated to the assets acquired and assumed liabilities of Rothsay based upon preliminary estimated fair values at September 28, 2013. These amounts will be required to be updated to reflect the actual values as of the actual date of acquisition of October 28, 2013. Independent valuation specialists are conducting analyses of Rothsay in order to assist our management in determining the fair values of the acquired assets and liabilities assumed. Our management is responsible for these internal and third party valuations and appraisals. We are continuing to finalize the valuations of these net assets and liabilities. The fair value allocation consists of preliminary estimates and analyses and is subject to change upon the finalization of the appraisals and other valuation analyses, which will be completed during the one year measurement period following the actual acquisition date.

In connection with the VION Acquisition, the estimated fair values of the acquired assets and assumed liabilities are based on the assumption the VION Acquisition was completed as of September 28, 2013. The total purchase price of approximately $2.25 billion (based on an exchange rate of €1.00:$1.347) to acquire VION Ingredients has been allocated to the assets acquired and assumed liabilities of VION Ingredients based upon preliminary estimated fair values at September 30, 2013, the assumed date of acquisition for this purpose. These amounts will be required to be updated to reflect the actual values as of the actual closing date when and if that occurs. Accordingly, the amounts and allocations may change and such changes may be material. The determination of actual fair values will depend on a number of factors, including the actual date of completion of the VION Acquisition and completion of fair value appraisals and other analyses of third parties related to the assets and liabilities acquired, including tangible and intangible assets. Any adjustments, including increases to depreciation and amortization resulting from the allocation of purchase price to amortizable tangible and intangible assets, may be material. The final valuations will be completed during the one year measurement period after the closing of the VION Acquisition and will be based on the actual net tangible and intangible assets and liabilities that exist as of the closing date of the VION Acquisition.

In addition, the pro forma adjustments for the Acquisitions do not include any post-closing adjustments that may occur pursuant to the Rothsay Acquisition Agreement or the VION SPA, which may include adjustments of the applicable purchase price, and any such post-closing adjustments may be material.

This Form 8-K and Exhibit 99.1 hereto shall not constitute an offer to sell or the solicitation of an offer to buy the securities referenced herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The pro forma financial statements furnished herewith contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, as discussed further in the pro forma financial information.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act. By filing this Current Report on Form 8-K and furnishing the information contained herein, including Exhibit 99.1, the Company makes no admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Darling’s unaudited pro forma condensed combined balance sheet as of September 28, 2013 and unaudited pro forma condensed combined income statements for the year ended December 29, 2012, the nine months ended September 29, 2012, the nine months ended September 28, 2013 and the twelve months ended September 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: December 12, 2013	By:	/s/ John F. Sterling
John F. Sterling Executive Vice President and General Counsel